                                                                    Exhibit 99.1

Contacts: Sabrina Sanchez                       Christine Rogers
          Ventana Public Relations              Investor Relations
          925-875-1968                          631-962-1160
          sabrina.sanchez@ventanapr.com         christine.rogers@falconstor.com

        FALCONSTOR SOFTWARE ANNOUNCES Q4 AND FULL YEAR FINANCIAL RESULTS
        ACHIEVES PROFITABILITY AND POSITIVE CASH FLOWS ON FULL YEAR BASIS
                      REVENUES INCREASE 43% YEAR OVER YEAR

MELVILLE, N.Y., February 8, 2006--FalconStor Software, Inc. (Nasdaq: FALC), a
leading provider of adaptive data protection solutions, today announced financial results for its fourth quarter and fiscal year ended December 31,
2005.

Revenues for the quarter increased 37% to $13 million, compared with $9.5 million for the same period a year ago. Net income for the fourth quarter of
2005 was $1.7 million, or $0.03 per share, compared with net income for the fourth quarter of 2004 of $0.3 million, or $0.01 per share.

The Company reached profitability on a full year basis for the first time in
2005. For the twelve months ended December 31, 2005, revenues increased 43% to
$41 million compared with $28.7 million for the year ended December 31, 2004.
Net income for 2005 was $2.3 million, or $0.05 per share, compared with a net loss for 2004 of $5.9 million or $0.13 per share. 2004 results included a litigation settlement charge of $1.3 million and legal fees of $1.0 million, each associated with patent infringement litigation that was resolved in 2004.

Revenues for the fourth quarter of 2005 increased 29% compared with the previous quarter, from $10.1 million to $13 million. Net income for the fourth quarter of
2005 was $1.7 million, or $0.03 per share, compared with net income for the third quarter of 2005 of $0.5 million, or $0.01 per share.

The Company closed the quarter with $36.6 million in cash, cash equivalents and marketable securities, a $1.5 million increase from the previous quarter.
Deferred revenue at December 31, 2005, increased to $9.6 million, or 27%, compared with the previous quarter, and by 79% compared with the same period a year ago.

"The financial performance of 2005 underscores the strong market acceptance of our leading-edge technology and the scalability of our business model," said
FalconStor Chairman and CEO ReiJane Huai. "We are charging ahead with an expanded product portfolio, key partnerships, a focused sales/distribution channel, and strategic marketing/PR initiatives. Our dedicated staff is committed to making 2006 a banner year for FalconStor."

COMPANY HIGHLIGHTS

2005 proved to be another year of outstanding growth and achievements for FalconStor.
Deloitte's prestigious Technology Fast 50 List recognized FalconStor as one of the 50 fastest growing technology companies in the area, based on percentage revenue growth over five years from 2000-2004.

For outstanding achievement in technology innovation, VARBusiness magazine named
FalconStor's IPStor(R) Enterprise Edition software a winner in the storage category of the VARBusiness Tech Innovator awards competition and included
FalconStor's iSCSI Storage Server in its Top 100 Mid-market Solutions.

During 2005, FalconStor continued to enhance the core capabilities of its IPStor and VirtualTape Library (VTL) software. This includes a version of IPStor optimized to run on System-On-Chip ("SOC") platforms, such as Intel
Corporation's XScale I/O Processor.

FalconStor has established a new OEM partnership with a leading computer, networking and communications products manufacturer to offer an entry-level data storage and protection appliance, powered by IPStor/SOC, targeting the Small &
Medium Business/Small Home Office ("SMB/SOHO") market. The launch is scheduled for the first quarter of 2006. The SOC-based storage appliance will enable
SMB/SOHO users to perform local backup/recovery.

In the fourth quarter of 2005, FalconStor entered into a strategic OEM partnership with a major IP-networking solution provider headquartered in
Hangzhou, China. Product launch, and an announcement detailing the scope of the collaboration between the two companies, is scheduled for the first quarter of
2006.

The company will host a conference call on Wednesday, February 8th at 4:30 p.m.
Eastern Time, to discuss the results. To participate in the call, Toll Free:
800-366-7417 or International: 303-262-2140. To view the presentation, please copy and paste the following link into your browser:
https://falconstor.webex.com/falconstor/j.php?ED=88689112&UID=40883257. Follow the instructions to register and join this meeting.

Meeting Name: FalconStor Q4 2005 Earnings
Meeting password: numbers
Meeting number: 481 386 824

A conference call replay will be available beginning 2/8 at 6:30 PM ET through
6:30 PM on 2/9. To listen to the replay of the call, dial Toll Free:
800-405-2236 or International: 303-590-3000 Passcode: 11051484# or visit our website at www.falconstor.com/investors.asp.

ABOUT FALCONSTOR
FalconStor Software, Inc. (Nasdaq: FALC) is a leading provider of adaptive data protection solutions. FalconStor's technology optimizes the backup and recovery of business critical data (DAS, NAS or SAN) within the data center to maximize business continuity FalconStor's flagship products - IPStor(R) Enterprise
Edition, VirtualTape Library, and iSCSI Storage Server--are available from major
OEMs, system integrators, and resellers, and are deployed worldwide by governments, educational institutions, and Fortune 1000 enterprises across industries including aerospace, energy production, financial services, healthcare, law, manufacturing, and telecommunications.

FalconStor is headquartered in Melville, NY, with offices throughout Europe and the Asia Pacific regions including Paris, Tokyo and Taiwan. FalconStor is an active member of the Technical Support Alliance Network (TSANet), Storage

Networking Industry Association (SNIA) and Fibre Channel Industry Association
(FCIA). For more information, visit www.falconstor.com or call 1-866-NOW-FALC
(866-669-3252).

THIS PRESS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND
UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE
FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE: DELAYS IN
PRODUCT DEVELOPMENT; MARKET ACCEPTANCE OF FALCONSTOR'S PRODUCTS AND SERVICES;
TECHNOLOGICAL CHANGE IN THE STORAGE AND NETWORKING INDUSTRIES; COMPETITION IN
THE NETWORK STORAGE SOFTWARE MARKET; THE POTENTIAL FAILURE OF FALCONSTOR'S OEM
PARTNERS TO INTRODUCE OR TO MARKET PRODUCTS INCORPORATING FALCONSTOR'S PRODUCTS;
INTELLECTUAL PROPERTY ISSUES; AND OTHER RISK FACTORS DISCUSSED IN FALCONSTOR'S
REPORTS ON FORMS 10-K, 10-Q AND OTHER REPORTS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION.

                                       ###

FALCONSTOR, IPSTOR AND PRIMEVAULT ARE SERVICEMARKS OR REGISTERED TRADEMARKS OF
FALCONSTOR SOFTWARE, INC. ALL OTHER COMPANY AND PRODUCT NAMES CONTAINED HEREIN
MAY BE TRADEMARKS OF THE RESPECTIVE HOLDERS.

                   FalconStor Software, Inc. and Subsidiaries
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                      December 31,             December 31,
                                                                      2005                     2004
                                                                      -----------              -----------

Assets
Current assets:
   Cash and cash equivalents ...................................      $18,796,973              $15,484,573
   Marketable securities .......................................       17,833,683               18,488,616
   Accounts receivable, net.....................................       15,187,408               10,269,822
   Prepaid expenses and other current assets ...................          911,715                  629,036
                                                                      -----------              -----------

         Total current assets ..................................       52,729,779               44,872,047
                                                                      -----------              -----------

Property and equipment, net ....................................        5,277,609                4,662,269
Goodwill .......................................................        3,512,796                3,512,796
Other intangible assets, net ...................................          216,864                  307,620
Other assets....................................................        2,236,725                2,719,460
                                                                      -----------              -----------

         Total assets ..........................................      $63,973,773              $56,074,192
                                                                      ===========              ===========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable .............................................      $ 1,152,228              $   821,433
  Accrued expenses .............................................        4,522,212                3,501,034
  Deferred revenue .............................................        7,401,018                4,097,279
                                                                      -----------              -----------

         Total current liabilities..............................       13,075,458                8,419,746

Deferred revenue................................................        2,240,208                1,290,496
                                                                      -----------              -----------

         Total liabilities......................................       15,315,666                9,710,242
                                                                      -----------              -----------

Commitments

         Total stockholders' equity ............................       48,658,107               46,363,950
                                                                      -----------              -----------

         Total liabilities and stockholders' equity ............      $63,973,773              $56,074,192
                                                                      ===========              ===========

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Three Months Ended                      Year Ended
                                                                          December 31,                        December 31,
                                                              -------------------------------       --------------------------------
                                                                   2005               2004               2005               2004
                                                               (unaudited)

Revenues
Software license revenue ..............................       $  9,604,441       $  7,594,527       $ 29,544,467       $ 21,487,866
Maintenance revenue ...................................          2,300,326          1,245,490          7,593,804          4,442,724
Software services and other revenue ...................          1,115,048            656,727          3,825,832          2,778,088
                                                              ------------       ------------       ------------       ------------

                                                                13,019,815          9,496,744         40,964,103         28,708,678

Operating expenses:
  Amortization of purchased and capitalized
     software .........................................            176,028            222,583            781,500          1,393,908
  Cost of maintenance, software services
     and other revenue ................................          1,651,570          1,069,687          6,114,112          4,150,309
  Software development costs ..........................          3,601,015          2,437,812         12,039,488          9,050,092
  Selling and marketing ...............................          4,810,557          4,030,020         16,109,440         14,277,167
  General and administrative ..........................          1,091,680          1,541,631          4,212,769          5,108,516
  Litigation settlement ...............................               --                 --                 --            1,300,000

                                                                11,330,850          9,301,733         39,257,309         35,279,992
                                                              ------------       ------------       ------------       ------------
           Operating income (loss) ....................          1,688,965            195,011          1,706,794         (6,571,314)
                                                              ------------       ------------       ------------       ------------

Interest and other income .............................             36,350            160,489            705,063            714,412
                                                              ------------       ------------       ------------       ------------

          Income (loss) before income
                   taxes ..............................          1,725,315            355,500          2,411,857         (5,856,902)
                                                              ------------       ------------       ------------       ------------

Provision for income taxes ............................             69,363             16,666            118,750             31,945
                                                              ------------       ------------       ------------       ------------

       Net income (loss) ..............................       $  1,655,952       $    338,834       $  2,293,107       $ (5,888,847)
                                                              ============       ============       ============       ============

Basic net income (loss) per share .....................       $       0.03       $       0.01       $       0.05       $      (0.13)
                                                              ============       ============       ============       ============

Diluted net income (loss) per share ...................       $       0.03       $       0.01       $       0.05       $      (0.13)
                                                              ============       ============       ============       ============

Weighted average basic shares outstanding .............         47,802,694         47,307,612         47,662,446         46,967,422
                                                              ============       ============       ============       ============

Weighted average diluted shares outstanding ...........         50,958,553         51,249,985         50,776,396         46,967,422
                                                              ============       ============       ============       ============